Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24AW

NINETY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Ninety-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.	TWC has requested and CSG has agreed to provide a third party verification ("TPV") interface ("TPV Interface") that will allow TWC to automate its TPV services to support TWC's voice services.

The TPV Interface is an automated generic interface that will provide TWC's third party verification vendors (the "TPV Vendors") with the information necessary to complete the third party verification process for TWC's voice services to its Subscribers.  The TPV Interface will also be the communication channel by which the TPV Vendor(s) will provide data back to ACSR® Voice with verification that the information has been received and whether the third party verification process has been successful or unsuccessful.

2.

Upon implementation of the TPV Interface pursuant to a TPV Statement of Work and pursuant to Schedule F, “Fees,” to the Agreement, Section entitled "VOICE SERVICES," Section III. “Ancillary Services associated with Voice Services,” subsection 2., "Voice Environment and Interfaces," a new bullet shall be added as a new subsection entitled “Automated Third Party Verification for Voice Services Interface” as follows:

VOICE SERVICES

III. Ancillary Services associated with Voice Services

Description of Item/Unit of Measure	Frequency	Fee
2. Voice Environments and Interfaces (Note 1)
•Automated Third Party Verification for Voice Services Interface
a. TPV Interface Certification, Integration and Implementation Fee (Note 1)	********	*******
b. Maintenance and Processing Fees (Note 2) (Note 3) (Note 4)	********	$*********

Note 1: Implementation of the TPV Interface shall be set forth in a mutually agreed upon Statement of Work.

Note 2: CSG will ******* the ******* TPV Interface release version ************** (*) ************** of the TPV Interface at any given time.  Subject to and consistent with the foregoing sentence, TWC shall ********************************************************** of the TPV Interface so as to ***************** and *************************************************.

Note 3: ******************* of the TPV Interface, CSG shall invoice TWC and TWC shall pay, pursuant to the Agreement, the amount of $********* for the initial **** of the ****** Maintenance and Processing Fee.  Commencing on the date that is the ****** *********** of the ****** Maintenance and Processing Fee, the ****** Interface Fee for maintenance and interface support shall ******** by $*********; as a result, commencing on such date, the ****** Maintenance and Processing Fee will

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** to $*********

Note 4: The ****** Maintenance and Processing Fees shall be subject to the ****** adjustment to fees, pursuant to Section 5.4 of the Agreement.

3.

For avoidance of doubt, Participating Affiliates may participate hereunder ************************************* and **************************************** be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to the ********************************************************************, ************************************************************************************************, *********************.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date")

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/Vickie Fiala	By: /s/ Joseph T. Ruble
Name: Vickie Faila	Name: Joseph T. Ruble
Title: Group Vice President	Title: EVP,CAO & General Counsel
Date: November 13, 2015	Date: 23 Nov 2015